UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2014
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, N.W., Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 21, 2014, The Home Depot, Inc. (the “Company”) announced that its Board of Directors approved the promotion of Craig A. Menear to the position of Chief Executive Officer (“CEO”) and President of the Company, effective November 1, 2014, and the election of Mr. Menear to the Company’s Board of Directors, effective immediately. Current Chairman and CEO Francis S. Blake will step down from the CEO position, effective November 1, 2014, and remain as Chairman.

Mr. Menear, age 57, has served as President, U.S. Retail, of the Company since February 2014. Mr. Menear previously served as Executive Vice President – Merchandising of the Company from April 2007 to February 2014. From August 2003 to April 2007, he served as Senior Vice President – Merchandising. From 1997 to August 2003, Mr. Menear served in various management and vice president level positions in the Company’s Merchandising department, including Merchandising Vice President of Hardware, Merchandising Vice President of the Southwest Division, and Divisional Merchandise Manager of the Southwest Division.

A copy of the press release announcing these changes is attached hereto as Exhibit 99.1.

The Company will file an amendment to this Form 8-K regarding the terms of any material changes to the employment arrangements of Mr. Menear or Mr. Blake within four business days of the determination of such information.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 21, 2014, the Board of Directors approved amendments to the Company’s By-Laws, effective as of August 21, 2014. The amendments revise Article III of the By-Laws to add a new officer position of Chief Executive Officer and remove the requirement that the Chairman be the Chief Executive Officer. The amendments also reflect conforming changes to Articles II, III and VII to reflect the addition of the Chief Executive Officer position.

The above description is qualified in its entirety by reference to the full text of the By-Laws of the Company (As Amended and Restated Effective August 21, 2014), attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
3.2	By-Laws of The Home Depot, Inc. (As Amended and Restated Effective August 21, 2014)
99.1	Press Release of The Home Depot, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Teresa Wynn Roseborough
Name:	Teresa Wynn Roseborough
Title:	Executive Vice President, General Counsel & Corporate Secretary
Date: August 21, 2014

EXHIBIT INDEX

Exhibit	Description
3.2	By-Laws of The Home Depot, Inc. (As Amended and Restated Effective August 21, 2014)
99.1	Press Release of The Home Depot, Inc.

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